[LETTERHEAD KRAMER LEVIN NAFTALIS & FRANKEL LLP]


                                  June 28, 1999

Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

                              Re: Guiness Flight Investment Funds
                              Post-Effective Amendment No. 23
                              File No. 33-75340; ICA No. 811-8360
                              -----------------------------------

Dear Gentlemen:

               We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 23 to Registration Statement No. 33-75340 on Form N-1A.

                                         Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP